UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2024
___________
DIAMONDBACK ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

DE		001-35700	45-4502447
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)
500 West Texas Ave.
Suite 100
Midland,	TX		79701
(Address of principal executive offices)			(Zip code)
(432) 221-7400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	FANG	The Nasdaq Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 6, 2024, the Company held the 2024 Annual Meeting of the Company’s Stockholders (the “2024 Annual Meeting") at 501 West Wall Street, Midland, Texas 79701. At the 2024 Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2024. The following is a brief description of each matter voted upon and the results of such voting, including the number of votes cast for each matter and the number of votes cast against, abstentions and broker non-votes, if applicable, with respect to each matter.

Proposal 1

Travis D. Stice, Vincent K. Brooks, David L. Houston, Rebecca A. Klein, Stephanie K. Mains, Mark L. Plaumann, Melanie M. Trent, Frank D. Tsuru and Steven E. West were elected to continue to serve as the Company’s directors until the 2025 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The results of the stockholder vote on Proposal 1 were as follows:

Name of Nominee	For	Against	Abstain	Non-Votes
Travis D. Stice	144,566,736	4,205,984	70,477	12,589,075
Vincent K. Brooks	145,735,635	2,936,389	171,173	12,589,075
David L. Houston	143,374,845	5,397,704	70,648	12,589,075
Rebecca A. Klein	148,362,347	333,422	147,428	12,589,075
Stephanie K. Mains	146,547,042	2,222,768	73,387	12,589,075
Mark L. Plaumann	142,364,259	6,362,488	116,450	12,589,075
Melanie M. Trent	145,328,202	3,416,020	98,975	12,589,075
Frank D. Tsuru	148,414,625	346,181	82,391	12,589,075
Steven E. West	147,055,598	1,702,582	85,017	12,589,075

Proposal 2

The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers. The results of the stockholder vote on Proposal 2 were as follows:

For	Against	Abstain	Non-Votes
143,597,219	5,067,015	178,963	12,589,075

Proposal 3

The appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2024 was ratified. The results of the stockholder vote on Proposal 3 were as follows:

For	Against	Abstain	Non-Votes
159,559,869	1,770,027	102,375	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date:	June 12, 2024
		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Executive Vice President, Chief Accounting Officer and Assistant Secretary